Exhibit 99.2

Westar Energy, Inc

2011 First Quarter Earnings

Released May 5, 2011

Bruce Burns

Director Investor Relations

785-575-8227

bruce.burns@WestarEnergy.com

NOTE:

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 should be read in conjunction with this financial information. The enclosed statements have been prepared for the purpose of providing information concerning the Company and not in connection with any sale, offer for sale, or solicitation to buy any securities.

Westar Energy, Inc.

Consolidated Statements of Income

(Unaudited)

	Three Months Ended March 31,
	2011	2010	Change	% Change
	(In Thousands, Except Per Share Amounts)

REVENUES:
Residential	$152,908	$144,742	$8,166	5.6
Commercial	128,827	117,470	11,357	9.7
Industrial	79,196	69,040	10,156	14.7
Other retail	(3,014)	1,993	(5,007)	(251.2)

Total Retail Revenues	357,917	333,245	24,672	7.4
Wholesale	78,594	82,748	(4,154)	(5.0)
Transmission	37,176	36,629	547	1.5
Other	8,033	7,208	825	11.4

Total Revenues	481,720	459,830	21,890	4.8

OPERATING EXPENSES:
Fuel and purchased power	134,184	133,800	384	0.3
Operating and maintenance	137,351	121,172	16,179	13.4
Depreciation and amortization	70,259	66,930	3,329	5.0
Selling, general and administrative	48,767	45,927	2,840	6.2

Total Operating Expenses	390,561	367,829	22,732	6.2

INCOME FROM OPERATIONS	91,159	92,001	(842)	(0.9)

OTHER INCOME (EXPENSE):
Investment income	1,968	1,757	211	12.0
Other income	2,249	854	1,395	163.3
Other expense	(5,368)	(4,494)	(874)	(19.4)

Total Other Expense	(1,151)	(1,883)	732	38.9

Interest expense	43,538	44,616	(1,078)	(2.4)

INCOME BEFORE INCOME TAXES	46,470	45,502	968	2.1
Income tax expense	13,513	13,820	(307)	(2.2)

NET INCOME	32,957	31,682	1,275	4.0
Less: Net income attributable to nonontrolling interests	1,373	1,002	371	37.0

NET INCOME ATTRIBUTABLE TO WESTAR ENERGY	31,584	30,680	904	2.9
Preferred dividends	242	242	—	—

NET INCOME ATTRIBUTABLE TO COMMON STOCK	$31,342	$30,438	$904	3.0

Earnings per common share, basic	$0.27	$0.27	$—	—

Average equivalent common shares outstanding (in thousands)	113,875	110,925	2,950	2.7

DIVIDENDS DECLARED PER COMMON SHARE	$0.32	$0.31	$0.01	3.2

Effective tax rate	29.1%	30.4%

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Balance Sheets

(Dollars in Thousands, except par values)

(Unaudited)

	March 31, 2011	December 31, 2010
ASSETS

CURRENT ASSETS:
Cash and cash equivalents	$3,343	$928
Accounts receivable, net	204,434	227,700
Inventories and supplies, net	220,642	206,867
Energy marketing contracts	5,996	13,005
Taxes receivable	22,459	16,679
Deferred tax assets	20,135	30,248
Prepaid expenses	16,068	12,413
Regulatory assets	67,379	73,480
Other	15,442	20,289

Total Current Assets	575,898	601,609

PROPERTY, PLANT AND EQUIPMENT, NET	6,038,935	5,964,439

PROPERTY, PLANT AND EQUIPMENT OF VARIABLE INTEREST ENTITIES, NET	342,157	345,037

OTHER ASSETS:
Regulatory assets	800,514	787,585
Nuclear decommissioning trust	133,102	126,990
Energy marketing contracts	9,064	9,472
Other	263,086	244,506

Total Other Assets	1,205,766	1,168,553

TOTAL ASSETS	$8,162,756	$8,079,638

LIABILITIES AND EQUITY
CURRENT LIABILITIES:
Current maturities of long-term debt	$—	$61
Current maturities of long-term debt of variable interest entities	26,858	30,155
Short-term debt	305,340	226,700
Accounts payable	178,870	187,954
Accrued taxes	68,261	45,534
Energy marketing contracts	2,845	9,670
Accrued interest	95,050	77,771
Regulatory liabilities	29,539	28,284
Other	157,297	176,717

Total Current Liabilities	864,060	782,846

LONG-TERM LIABILITIES:
Long-term debt, net	2,490,878	2,490,871
Long-term debt of variable interest entities, net	272,866	278,162
Deferred income taxes	1,114,611	1,102,625
Unamortized investment tax credits	100,670	101,345
Regulatory liabilities	142,899	135,754
Deferred regulatory gain from sale-leaseback	96,167	97,541
Accrued employee benefits	454,885	483,769
Asset retirement obligations	127,777	125,999
Energy marketing contracts	—	10
Other	61,933	66,878

Total Long-Term Liabilities	4,862,686	4,882,954

COMMITMENTS AND CONTINGENCIES (See Notes 8 & 9 in Form 10-Q)
TEMPORARY EQUITY	—	3,465

EQUITY:
Westar Energy Shareholders’ Equity:
Cumulative preferred stock, par value $100 per share; authorized 600,000 shares; issued and outstanding 214,363 shares	21,436	21,436
Common stock, par value $5 per share; authorized 150,000,000 shares; issued and outstanding 113,587,852 and 112,128,068 shares, respectively	567,939	560,640
Paid-in capital	1,422,842	1,398,580
Retained earnings	418,230	423,647

Total Westar Energy Shareholders’ Equity	2,430,447	2,404,303

Noncontrolling Interests	5,563	6,070

Total Equity	2,436,010	2,410,373

TOTAL LIABILITIES AND EQUITY	$8,162,756	$8,079,638

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

Consolidated Statements of Cash Flows

(Dollars in Thousands)

(Unaudited)

	Three Months Ended March 31,
	2011	2010
CASH FLOWS FROM (USED IN) OPERATING ACTIVITIES:
Net income	$32,957	$31,682
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	70,259	66,930
Amortization of nuclear fuel	5,787	6,084
Amortization of deferred regulatory gain from sale-leaseback	(1,374)	(1,374)
Amortization of corporate-owned life insurance	6,308	5,840
Non-cash compensation	2,201	2,130
Net changes in energy marketing assets and liabilities	455	(181)
Accrued liability to certain former officers	647	504
Net deferred income taxes and credits	16,286	20,518
Stock-based compensation excess tax benefits	(629)	(277)
Allowance for equity funds used during construction	(1,752)	(455)
Changes in working capital items:
Accounts receivable	20,344	21,068
Inventories and supplies	(13,584)	(1,673)
Prepaid expenses and other	5,640	(3,260)
Accounts payable	(2,164)	10,001
Accrued taxes	17,123	11,382
Other current liabilities	(19,493)	(15,267)
Changes in other assets	(20,327)	7,758
Changes in other liabilities	(23,308)	(9,442)

Cash flows from operating activities	95,376	151,968

CASH FLOWS FROM (USED IN) INVESTING ACTIVITIES:
Additions to property, plant and equipment	(155,945)	(103,272)
Purchase of securities within trust funds	(28,152)	(8,319)
Sale of securities within trust funds	27,582	7,628
Proceeds from investment in corporate-owned life insurance	512	448
Proceeds from federal grant	2,113	—
Investment in affiliated company	(381)	5
Other investing activities	2,198	690

Cash flows used in investing activities	(152,073)	(102,820)

CASH FLOWS FROM (USED IN) FINANCING ACTIVITIES:
Short-term debt, net	78,640	(33,600)
Retirements of long-term debt	(191)	(646)
Retirements of long-term debt of variable interest entities	(8,386)	(7,954)
Repayment of capital leases	(444)	(610)
Borrowings against cash surrender value of corporate-owned life insurance	1,062	965
Repayment of borrowings against cash surrender value of corporate-owned life insurance	(2,897)	(1,981)
Stock based compensation excess tax benefits	629	277
Issuance of common stock, net	25,787	25,904
Distributions to shareholders of noncontrolling interests	(1,880)	(1,466)
Cash dividends paid	(33,208)	(31,054)

Cash flows (used in) from financing activities	59,112	(50,165)

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	2,415	(1,017)

CASH AND CASH EQUIVALENTS:
Beginning of period	928	3,860

End of period	$3,343	$2,843

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc.

1st Quarter 2011 vs. 2010

Earnings Variances

		Change
	($ per share)	(Dollars in thousands)
2010 earnings attributable to common stock	$0.27	$30,438

	Favorable / (Unfavorable)

Retail		24,672	A
Wholesale		(4,154	) B
Transmission		547
Other revenues		825
Fuel and purchased power		(384)
SPP network transmission costs		(4,897)

Gross Margin		16,609	C
Operating and maintenance w/o SPP NITS		(11,282	) D
Depreciation and amortization		(3,329	) E
Selling, general and administrative		(2,840	) F
Other expense		732
Interest expense		1,078
Income tax expense		307
Net income attributable to noncontrolling interests		(371)
Change in shares outstanding	(0.01)

2011 earnings attributable to common stock	$0.27	$31,342

Major factors influencing the period to period change in EPS — Favorable/(Unfavorable)

A	Due principally to price increases; MWh sales increased 2 percent (see page 7 for changes is sales by class)

B	Due primarily to decreased demand; MWh sales decreased 17 percent, while average market prices increased 14 percent

C	Due primarily to increased retail revenues driven largely by price increases

D

Higher maintenance and repair expenses due primarily to power plant outages - ($4.2M); increased maintenance for tree trimming on electrical distribution system - ($2.8M); higher operating costs for regulatory compliance at Wolf Creek - ($1.4M); increased ad valorem tax expense, which is largely offset in revenues via a property tax surcharge - ($0.8M); decrease in distribution expenses for completed storm amortizations - $1.2M

E	Higher plant balances and benefit of 15 year book depreciation on a transmission project

F	Increase due primarily to: higher legal fees - ($1.7M); amortization of energy efficiency programs - ($0.9M) (offset in revenues via energy efficiency tariff)

The Notes to the Condensed Consolidated Financial Statements in the company’s Quarterly Report on Form 10-Q for the period ended March 31, 2011 should be read in conjunction with this financial information.

Westar Energy, Inc

Revenue, Sales and Energy Supply

Supplemental Data

	Three Months Ended March 31,
	2011	2010	Change	% Change
	(Dollars In Thousands)
Revenues
Residential	$152,908	$144,742	$8,166	5.6
Commercial	128,827	117,470	11,357	9.7
Industrial	79,196	69,040	10,156	14.7
Other retail	3,018	2,929	89	3.0
Provision for rate refunds	(6,032)	(936)	(5,096)	(544.4)

Total Retail Revenues	357,917	333,245	24,672	7.4
Tariff-based wholesale	60,138	56,296	3,842	6.8
Market-based wholesale	18,456	26,452	(7,996)	(30.2)
Transmission	37,176	36,629	547	1.5
Other	8,033	7,208	825	11.4

Total Revenues	$481,720	$459,830	$21,890	4.8

	(Thousands of MWh)
Electricity Sales
Residential	1,658	1,682	(24)	(1.4)
Commercial	1,704	1,666	38	2.3
Industrial	1,337	1,277	60	4.7
Other retail	22	22	—	—

Total Retail	4,721	4,647	74	1.6

Tariff-based wholesale	1,376	1,572	(196)	(12.5)
Market-based wholesale	534	726	(192)	(26.4)

Total wholesale	1,910	2,298	(388)	(16.9)

Total Electricity Sales	6,631	6,945	(314)	(4.5)

	(Dollars per MWh)
Total retail	$75.81	$71.71	$4.10	5.7
Tariff-based wholesale	$43.70	$35.81	$7.89	22.0
Market-based wholesale	$34.56	$36.44	$(1.88)	(5.2)

	(Dollars In Thousands)
Fuel and Purchased Power
Fuel used for generation	$114,536	$126,285	$(11,749)	(9.3)
Purchased power	20,836	14,385	6,451	44.8

Subtotal	135,372	140,670	(5,298)	(3.8)
Emissions allowances, VIE and miscellaneous	98	264	(166)	(62.9)
Fuel expense recovery (RECA)	(1,286)	(7,134)	5,848	82.0

Total fuel and purchased power expense	$134,184	$133,800	$384	0.3

	(Thousands of MWh)
Electricity Supply
Generated - Gas/oil	332	318	14	4.4
Coal	4,859	5,531	(672)	(12.1)
Nuclear	1,024	1,100	(76)	(6.9)
Wind	116	108	8	7.4

Subtotal electricity generated	6,331	7,057	(726)	(10.3)
Purchased	598	313	285	91.1

Total Electricity Supply	6,929	7,370	(441)	(6.0)

	(Dollars per MWh)
Average cost of fuel used for generation	$18.09	$17.89	$0.20	1.1
Average cost of purchased power	$34.84	$45.96	$(11.12)	(24.2)
Average cost of fuel and purchased power	$19.54	$19.09	$0.45	2.4

Degree Days
	2011	2010 / 20 yr Avg	Change	% Change
Cooling
Actual compared to last year	12	5	7	140.0
Actual compared to 20 year average	12	2	10	500.0
Heating
Actual compared to last year	2,692	2,704	(12)	(0.4)
Actual compared to 20 year average	2,692	2,460	232	9.4

Westar Energy, Inc.

Capitalization

	March 31, 2011		December 31, 2010
	(Dollars in Thousands)
Current maturities of long-term debt	$—		$61
Current maturities of long-term debt of VIEs	26,858		30,155
Long-term debt, net	2,490,878		2,490,871
Long-term debt of variable interest entities, net	272,866		278,162

Total debt	2,790,602	53.4%	2,799,249	53.7%
Preferred	21,436	0.4%	21,436	0.4%
Common equity	2,409,011	46.1%	2,382,867	45.8%
Noncontrolling interests	5,563	0.1%	6,070	0.1%

Total capitalization	$5,226,612	100.0%	$5,209,622	100.0%

GAAP Book value per share	$21.21		$21.25
Period end shares outstanding (in thousands)	113,588		112,128

Outstanding long-term debt table

	CUSIP	March 31, 2011	December 31, 2010
		(Dollars in Thousands)
Westar Energy:
First Mortgage Bond series:
6.00% Series due July 2014	95709TAA8	$250,000	$250,000
5.15% Series due January 2017	95709TAB6	125,000	125,000
5.95% Series due January 2035	95709TAC4	125,000	125,000
5.10% Series due July 2020	95709TAD2	250,000	250,000
5.875% Series due July 2036	95709TAE0	150,000	150,000
6.10% Series due May 2047	95709T704	150,000	150,000
8.625% Series due December 2018	95709TAG5	300,000	300,000

		1,350,000	1,350,000
Pollution control bond series:
Variable series due April 2032 (Wamego)	933623BN9	30,500	30,500
Variable series due April 2032 (St Marys)	792609AF6	45,000	45,000
5.0% Series due February 2033 (Wamego)	933623BQ2	57,425	57,530

		132,925	133,030
Other long-term debt:
4.36% Equipment financing loan due 2011		—	61

		—	61

Total Westar Energy		1,482,925	1,483,091
KGE
First mortgage bond series:
6.53% Series due December 2037	485260BJ1	175,000	175,000
6.15% Series due May 2023	485260B@1	50,000	50,000
6.64% Series due May 2038	485260B#9	100,000	100,000
6.70% Series due June 2019	U24448AB5	300,000	300,000

		625,000	625,000
Pollution control bond series:
5.3% Series due June 2031	121825BW2	108,600	108,600
5.3% Series due June 2031	933623BR0	18,900	18,900
4.85% Series due June 2031	121825CB7	50,000	50,000
5.10% Series due March 2023	502828AH9	13,318	13,343
Variable rate series due April 2027 (LaCygne)	502828AJ5	21,940	21,940
Variable rate series due April 2032 (St Marys)	792609AE9	14,500	14,500
Variable rate series due April 2032 (Wamego)	933623BM1	10,000	10,000
5.6% Series due June 2031	121825CD3	50,000	50,000
6.0% Series due June 2031	121825CE1	50,000	50,000
5.0% Series due June 2031	121825CF8	50,000	50,000

		387,258	387,283

Total KGE		1,012,258	1,012,283

Total long-term debt		2,495,183	2,495,374

Unamortized debt discount		(4,305)	(4,442)
Long-term debt due within one year		—	(61)

Total long-term debt, net		$2,490,878	$2,490,871

Westar Energy, Inc.

GAAP to Non-GAAP Reconciliation

Fuel and purchased power costs fluctuate with electricity sales and unit costs. As permitted by regulators, prices are adjusted to reflect changes in fuel and purchased power costs, and accordingly changes to these costs have a minimal impact on net income. For this reason, Westar management believes that gross margin is a useful measure for understanding changes in operating performance from one period to the next. Gross margin is calculated as total revenues less the sum of fuel and purchased power costs and SPP network transmission costs. SPP network transmission costs are included as a component of gross margin because these costs reflect the costs of providing network transmission service, and a significant component of transmission revenue is recognized when providing this service.

Operating and maintenance expense includes SPP network transmission costs (SPP NITS). The SPP network transmission costs are included in gross margin for the reasons shown above, and are therefore excluded from operating and maintenance expense w/o SPP NITS used to reconcile earnings from the comparable prior year period to the earnings for the current period. Westar management believes this measurement is useful for understanding changes in operating performance from one period to the next. Operating and maintenance expense w/o SPP NITS is calculated by subtracting the SPP network transmission costs from operating and maintenance expense.

The calculations of gross margin and operating and maintenance expense w/o SPP NITS for the three months ended March 31, 2011 and 2010 are shown in the table below. The table also includes a reconciliation of gross margin to income from operations Income from operations is the GAAP financial measure most directly comparable to gross margin. Operating and maintenance expense is the GAAP financial measure most directly comparable to operating and maintenance expense w/o SPP NITS.

	Three Months Ended March 31,
	2011	2010	Change
	(Dollars In Thousands)
Revenues
Residential	$152,908	$144,742	$8,166
Commercial	128,827	117,470	11,357
Industrial	79,196	69,040	10,156
Other retail	(3,014)	1,993	(5,007)

Total Retail Revenues	357,917	333,245	24,672
Wholesale	78,594	82,748	(4,154)
Transmission	37,176	36,629	547
Other	8,033	7,208	825

Total Revenues	481,720	459,830	21,890
Less: Fuel and purchased power expense	134,184	133,800	384
SPP network transmission costs	32,051	27,154	4,897

Gross Margin	$315,485	$298,876	$16,609

Gross margin	$315,485	$298,876	$16,609
Add: SPP network transmission costs	32,051	27,154	4,897
Less: Operating and maintenance expense	137,351	121,172	16,179
Depreciation and amortization expense	70,259	66,930	3,329
Selling, general and administrative expense	48,767	45,927	2,840

Income from operations	$91,159	$92,001	$(842)

Operating and maintenance expense	$137,351	$121,172	$16,179
Less: SPP Network transmission costs	32,051	27,154	4,897

Operating and maintenance expense w/o SPP NITS	$105,300	$94,018	$11,282